Lexmark announces change in pension accounting method and accrual for legal contingency

•         Change in accounting method for pension and other postretirement benefit plans to improve transparency of operational performance

•         Accounting method change does not affect Lexmark’s funding requirements nor does it impact existing benefits to the participants in the company’s pension plans

•         Combined new accounting method and legal contingency adjustments, as compared to October 2013 guidance, would have decreased fourth quarter 2013 GAAP and non-GAAP EPS guidance by $0.03 and increased full-year 2013 GAAP and non-GAAP EPS guidance by $0.21

•         These changes and adjustment have no impact to cash flows for the fourth quarter and full-year 2013

LEXINGTON, Ky. – Jan. 7, 2014 – Lexmark International, Inc. (NYSE: LXK) today announced that its fourth quarter and full-year 2013 financial results will include a change in the accounting method for pension and other postretirement benefit plans as well as an increased contingency accrual for a litigation matter. The new accounting method was adopted in the fourth quarter of 2013 and applied retrospectively. The combined adjustments resulting from this new accounting method and additional legal contingency accrual were not reflected in the company’s October 2013 guidance.

The mark-to-market (MTM) adjustment related to the company’s pension and other postretirement benefit plans described below, which will be determined in January 2014, will impact 2013 GAAP results only. Excluding the annual MTM adjustment, the combined accounting method and legal accrual adjustments, as compared to October 2013 guidance, would have decreased fourth quarter GAAP and non-GAAP EPS guidance by $0.03 and increased full-year 2013 GAAP and non-GAAP EPS guidance by $0.21.

GAAP and Non-GAAP EPS	4Q13	FY13
Accounting Method	$0.08	$0.32
Legal Contingency	($0.11)	($0.11)
Combined Adjustments	($0.03)	$0.21

These changes and adjustment have no impact to cash flows for the fourth quarter and full-year 2013.

Pension Accounting Change

Lexmark announced that it changed its method of accounting for asset and actuarial gains and losses for its pension and other postretirement plans (Postretirement Plans) in the fourth quarter of 2013. The company believes the new accounting method will improve transparency of its operating performance and the various drivers of Postretirement Plan expenses.

This change does not affect Lexmark’s funding requirements nor does it impact existing benefits to the participants in the company’s Postretirement Plans.

Under this new method, MTM asset and actuarial gains and losses will be recognized in earnings in the year in which they occur, as permitted under United States generally accepted accounting principles (GAAP), rather than amortized over time. Lexmark’s ongoing Postretirement Plan costs will be recognized in quarterly earnings. MTM gains and losses will typically be recorded in the fourth quarter and will be excluded from non-GAAP financial measures, as these gains and losses do not directly arise from the company’s core operations. Any interim remeasurements triggered by significant one-time events, such as plan settlements or curtailments, will be recognized as an MTM gain or loss in the quarter in which they occur and will also be excluded from non-GAAP financial measures. Other components of Postretirement Plan costs will be included in GAAP and non-GAAP results.

In addition, in the fourth quarter of 2013, Lexmark changed its method of allocating the elements of net periodic Postretirement Plan costs to reporting segments for internal management evaluation purposes. Historically, total net periodic Postretirement Plan costs were allocated to reporting segments. Under the new allocation method, service cost, amortization of prior service cost and credit, and Postretirement Plan settlements and curtailments will continue to be allocated to reporting segments. Interest cost, expected return on plan assets, and MTM gains and losses will be included in all other results. The company believes that these items are related to corporate financing and treasury decisions regarding the composition of pension assets and other factors, such as discount rates and actuarial assumptions, which are not related to the operations of Lexmark’s reportable segments. The new allocation method will, therefore, better reflect reporting segment operating results.

These changes in accounting and in the calculation segment profitability results will be applied retrospectively to prior periods, as set forth in the attached exhibits. Excluding the annual MTM adjustment, as compared to October 2013 guidance, these accounting method adjustments would have increased fourth quarter and full-year 2013 GAAP and non-GAAP EPS guidance by $0.08 and $0.32, respectively.

Legal Contingency

On Dec. 11, 2013, in the matter of Molina v. Lexmark, the California Supreme Court denied acceptance of Lexmark’s Petition for Review. As a result of the California Supreme Court’s decision, the company expects to record an additional $11.1 million loss provision. This increased accrual for legal contingency, as compared to the October 2013 guidance, would have decreased fourth quarter and full-year 2013 GAAP and non-GAAP EPS guidance by $0.11.

As previously reported in Lexmark’s quarterly and annual reports filed with the Securities and Exchange Commission (SEC), this matter is a class action lawsuit that was filed in the California Superior Court for Los Angeles under a California employment statute, which in effect prohibits the forfeiture of vacation time accrued. The trial court found that Lexmark’s then existing policies violated this California statute and awarded the class $7.8 million in damages and $5.7 million in attorneys’ fees. The California Court of Appeals upheld the rulings of the trial court except for the use of gross pay rather than base rate of pay in the calculation of damages. The company’s Petition for Review with the California Supreme Court, which was recently denied, was on certain issues that were upheld by the California Court of Appeals. This matter will now be remanded back to the trial court to recalculate damages using the base rate of pay, additional attorneys’ fee and interest.

The increased accrual reflects an adjustment to Lexmark’s estimate of its liability, in compliance with GAAP. Under GAAP, companies are required to estimate and recognize a liability when a potential loss is determined by a company to be probable and the amount of the loss can be reasonably estimated. Lexmark notes that its total accrual reflects an estimate and that any final adjudication or settlement of this matter could possibly be less than or more than the liability accrued. This adjustment is consistent with Lexmark’s policy of reviewing regularly the status of pending actions and making adjustments as appropriate. Lexmark has previously disclosed information about this matter in its SEC filings, including Lexmark’s most recent quarterly report on Form 10-Q for the period ending Sept. 30, 2013.

About Lexmark

Lexmark is uniquely focused on connecting unstructured printed and digital information across enterprises with the processes, applications and people that need it most. For more information, please visit www.lexmark.com.

Lexmark and Lexmark with diamond design are trademarks of Lexmark International, Inc., registered in the U.S. and/or other countries.  All other trademarks are the property of their respective owners.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release which are not historical facts are forward-looking and involve risks and uncertainties which may cause the company’s actual results or performance to be materially different from the results or performance expressed or implied by the forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, continued economic uncertainty related to volatility of the global economy; uncertainty as a result of U.S. federal government automatic budget cuts required pursuant to the sequester that took effect in March 2013; failure to successfully integrate newly acquired businesses; fluctuations in foreign currency exchange rates; decreased supplies consumption; possible changes in the size of expected restructuring costs, charges, and savings; inability to execute the company’s strategy to become an end-to-end solutions provider; market acceptance of new products; inability to realize all of the anticipated benefits of the company’s acquisitions; aggressive pricing from competitors and resellers; changes in the company’s tax provisions or tax liabilities; the inability to develop new products and enhance existing products to meet customer needs on a cost competitive basis; reliance on international production facilities, manufacturing partners and certain key suppliers; increased investment to support product development and marketing; the financial failure or loss of business with a key customer or reseller; periodic variations affecting revenue and profitability; excessive inventory for the company’s reseller channel; failure to manage inventory levels or production capacity; credit risk associated with the company’s customers, channel partners, and investment portfolio; entrance into the market of additional competitors focused on imaging and software solutions, including enterprise content management, intelligent capture and business process management solutions; inability to perform under managed print services contracts; increased competition in the aftermarket supplies business; fees on the company’s products or litigation costs required to protect the company’s rights; inability to obtain and protect the company’s intellectual property rights and defend against claims of infringement and/or anticompetitive conduct; the outcome of litigation or regulatory proceedings to which the company may be a party; unforeseen cost impacts as a result of new legislation; the inability to attract, retain and motivate key employees; changes in a country’s political or economic conditions; the failure of information technology systems, including data breaches or cyber attacks; disruptions at important points of exit and entry and distribution centers; business disruptions; terrorist acts; acts of war or other political conflicts; or the outbreak of a communicable disease; and other risks described in the company’s Securities and Exchange Commission filings. The company undertakes no obligation to update any forward-looking statement.

Investor Contact:

John Morgan

(859) 232-5568

jmorgan@lexmark.com

Media Contact:

Jerry Grasso

(859) 232-3546

ggrasso@lexmark.com

FINANCIAL SCHEDULES

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(In Millions, Except Per Share Amounts)

(Unaudited)

Nine Months Ended September 30, 2013	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
Product	$2,353.8	$–	$2,353.8
Service	307.7	–	307.7
Total Revenue	2,661.5	–	2,661.5
Cost of revenue:
Product	1,389.2	(4.0)	1,385.2
Service	233.0	(1.2)	231.8
Restructuring-related costs	18.4	–	18.4
Total Cost of revenue	1,640.6	(5.2)	1,635.4
Gross profit	1,020.9	5.2	1,026.1

Research and development	245.5	(9.9)	235.6
Selling, general and administrative	610.5	(9.8)	600.7
Gain on sale of inkjet-related technology and assets	(73.5)	–	(73.5)
Restructuring and related charges	4.8	–	4.8
Operating expense	787.3	(19.7)	767.6
Operating income	233.6	24.9	258.5

Interest expense (income), net	25.4	–	25.4
Other expense (income), net	3.2	–	3.2
Loss on extinguishment of debt	3.3	–	3.3
Earnings before income taxes	201.7	24.9	226.6

Provision for income taxes	49.5	9.3	58.8
Net earnings	$152.2	$15.6	$167.8

Net earnings per share:
Basic	$2.41	$0.24	$2.65
Diluted	$2.37	$0.24	$2.61
Shares used in per share calculation:
Basic	63.2	63.2	63.2
Diluted	64.3	64.3	64.3
Cash dividends declared per common share	$0.90		$0.90

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(In Millions, Except Per Share Amounts)

(Unaudited)

Year Ended December 31, 2012	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
Product	$3,447.5	$–	$3,447.5
Service	350.1	–	350.1
Total Revenue	3,797.6	–	3,797.6
Cost of revenue:
Product	2,064.5	(0.5)	2,064.0
Service	285.3	(1.3)	284.0
Restructuring-related costs	47.8	–	47.8
Total Cost of revenue	2,397.6	(1.8)	2,395.8
Gross profit	1,400.0	1.8	1,401.8

Research and development	372.7	(3.6)	369.1
Selling, general and administrative	804.1	1.0	805.1
Restructuring and related charges	36.1	–	36.1
Operating expense	1,212.9	(2.6)	1,210.3
Operating income	187.1	4.4	191.5

Interest expense (income), net	29.6	–	29.6
Other expense (income), net	(0.5)	–	(0.5)
Earnings before income taxes	158.0	4.4	162.4

Provision for income taxes	51.7	3.1	54.8
Net earnings	$106.3	$1.3	$107.6

Net earnings per share:
Basic	$1.55	$0.02	$1.57
Diluted	$1.53	$0.02	$1.55
Shares used in per share calculation:
Basic	68.6	68.6	68.6
Diluted	69.5	69.5	69.5
Cash dividends declared per common share	$1.15		$1.15

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(In Millions, Except Per Share Amounts)

(Unaudited)

Year Ended December 31, 2011	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
Product	$3,856.9	$–	$3,856.9
Service	316.1	–	316.1
Total Revenue	4,173.0	–	4,173.0
Cost of revenue:
Product	2,320.8	17.7	2,338.5
Service	266.4	(1.2)	265.2
Restructuring-related costs	5.2	–	5.2
Total Cost of revenue	2,592.4	16.5	2,608.9
Gross profit	1,580.6	(16.5)	1,564.1

Research and development	374.5	31.4	405.9
Selling, general and administrative	761.2	27.3	788.5
Restructuring and related charges	2.0	–	2.0
Operating expense	1,137.7	58.7	1,196.4
Operating income	442.9	(75.2)	367.7

Interest expense (income), net	29.9	–	29.9
Other expense (income), net	(0.6)	–	(0.6)
Earnings before income taxes	413.6	(75.2)	338.4

Provision for income taxes	92.7	(29.5)	63.2
Net earnings	$320.9	$(45.7)	$275.2

Net earnings per share:
Basic	$4.16	$(0.59)	$3.57
Diluted	$4.12	$(0.59)	$3.53
Shares used in per share calculation:
Basic	77.1	77.1	77.1
Diluted	77.9	77.9	77.9
Cash dividends declared per common share	$0.25		$0.25

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

QUARTERLY – AS PREVIOUSLY REPORTED

(In Millions, Except Per Share Amounts)

(Unaudited)

	2012				2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter

Revenue:
Product	$914.9	$831.4	$829.3	$872.0	$787.4	$785.1	$782.3
Service	77.6	87.2	89.9	95.4	96.9	101.6	108.2
Total Revenue	992.5	918.6	919.2	967.4	884.3	886.7	890.5
Cost of revenue:
Product	537.0	486.7	492.2	548.6	465.3	463.6	460.8
Service	69.8	67.7	69.8	78.0	77.0	77.0	78.4
Restructuring-related costs	4.3	3.5	28.8	11.3	7.4	5.9	5.1
Total Cost of revenue	611.1	557.9	590.8	637.9	549.7	546.5	544.3
Gross profit	381.4	360.7	328.4	329.5	334.6	340.2	346.2

Research and development	96.7	94.4	93.5	88.1	81.6	80.6	83.4
Selling, general and administrative	190.6	205.3	199.9	208.3	203.0	204.6	202.9
Gain on sale of inkjet-related technology and assets	–	–	–	–	–	(73.5)	–
Restructuring and related charges	4.7	0.8	22.7	7.9	(4.0)	1.2	7.6
Operating expense	292.0	300.5	316.1	304.3	280.6	212.9	293.9
Operating income	89.4	60.2	12.3	25.2	54.0	127.3	52.3

Interest expense (income), net	7.1	7.4	7.7	7.5	9.5	7.9	8.1
Other expense (income), net	0.2	0.4	(0.2)	(1.0)	1.0	1.5	0.7
Loss on extinguishment of debt	–	–	–	–	3.3	–	–
Earnings before income taxes	82.1	52.4	4.8	18.7	40.2	117.9	43.5

Provision for income taxes	21.3	13.2	4.8	12.4	5.4	29.0	15.0
Net earnings	$60.8	$39.2	$0.0	$6.3	$34.8	$88.9	$28.5

Net earnings per share:
Basic	$0.85	$0.55	$0.00	$0.10	$0.55	$1.41	$0.45
Diluted	$0.84	$0.55	$0.00	$0.10	$0.54	$1.39	$0.45
Shares used in per share calculation:
Basic	71.2	70.7	68.1	64.4	63.7	63.2	62.8
Diluted	72.3	71.5	68.9	65.4	64.7	64.1	64.0
Cash dividends declared per common share	$0.25	$0.30	$0.30	$0.30	$0.30	$0.30	$0.30

* The sum of the quarterly data may not equal annual amounts due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

QUARTERLY – AS ADJUSTED FOR ACCOUNTING CHANGE

(In Millions, Except Per Share Amounts)

(Unaudited)

	2012				2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter

Revenue:
Product	$914.9	$831.4	$829.3	$872.0	$787.4	$785.1	$782.3
Service	77.6	87.2	89.9	95.4	96.9	101.6	108.2
Total Revenue	992.5	918.6	919.2	967.4	884.3	886.7	890.5
Cost of revenue:
Product	535.9	485.6	502.4	540.1	463.9	462.3	459.5
Service	69.5	67.4	69.4	77.7	76.6	76.6	78.0
Restructuring-related costs	4.3	3.5	28.8	11.3	7.4	5.9	5.1
Total Cost of revenue	609.7	556.5	600.6	629.1	547.9	544.8	542.6
Gross profit	382.8	362.1	318.6	338.3	336.4	341.9	347.9

Research and development	94.2	91.9	113.3	69.7	78.3	77.3	80.1
Selling, general and administrative	188.5	203.1	213.4	200.1	199.8	201.3	199.6
Gain on sale of inkjet-related technology and assets	–	–	–	–	–	(73.5)	–
Restructuring and related charges	4.7	0.8	22.7	7.9	(4.0)	1.2	7.6
Operating expense	287.4	295.8	349.4	277.7	274.1	206.3	287.3
Operating income	95.4	66.3	(30.8)	60.6	62.3	135.6	60.6

Interest expense (income), net	7.1	7.4	7.7	7.5	9.5	7.9	8.1
Other expense (income), net	0.2	0.4	(0.2)	(1.0)	1.0	1.5	0.7
Loss on extinguishment of debt	–	–	–	–	3.3	–	–
Earnings before income taxes	88.1	58.5	(38.3)	54.1	48.5	126.2	51.8

Provision for income taxes	23.5	15.5	(12.0)	27.8	8.5	32.1	18.1
Net earnings	$64.6	$43.0	$(26.3)	$26.3	$40.0	$94.1	$33.7

Net earnings per share:
Basic	$0.91	$0.61	$(0.39)	$0.41	$0.63	$1.49	$0.54
Diluted	$0.89	$0.60	$(0.38)	$0.40	$0.62	$1.47	$0.53
Shares used in per share calculation:
Basic	71.2	70.7	68.1	64.4	63.7	63.2	62.8
Diluted	72.3	71.5	68.9	65.4	64.7	64.1	64.0
Cash dividends declared per common share	$0.25	$0.30	$0.30	$0.30	$0.30	$0.30	$0.30

* The sum of the quarterly data may not equal annual amounts due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

(In Millions, Unaudited)

Nine Months Ended September 30, 2013	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
ISS	$2,505.0	$–	$2,505.0
Perceptive Software	156.5	–	156.5
Total Revenue	2,661.5	–	2,661.5
Operating income:
ISS	565.2	15.1	580.3
Perceptive Software	(58.9)	0.3	(58.6)
All Other	(272.7)	9.5	(263.2)
Total Operating income	$233.6	$24.9	$258.5

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

(In Millions, Unaudited)

Year Ended December 31, 2012	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
ISS	$3,641.6	$–	$3,641.6
Perceptive Software	156.0	–	156.0
Total Revenue	3,797.6	–	3,797.6
Operating income:
ISS	584.0	17.0	601.0
Perceptive Software	(72.2)	0.1	(72.1)
All Other	(324.7)	(12.7)	(337.4)
Total Operating income	$187.1	$4.4	$191.5

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

(In Millions, Unaudited)

Year Ended December 31, 2011	As Previously Reported	Effect of Accounting Change	As Adjusted for Accounting Change

Revenue:
ISS	$4,078.2	$–	$4,078.2
Perceptive Software	94.8	–	94.8
Total Revenue	4,173.0	–	4,173.0
Operating income:
ISS	764.5	14.8	779.3
Perceptive Software	(29.6)	0.1	(29.5)
All Other	(292.0)	(90.1)	(382.1)
Total Operating income	$442.9	$(75.2)	$367.7

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

QUARTERLY – AS PREVIOUSLY REPORTED

(In Millions, Unaudited)

	2012				2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter

Revenue:
ISS	$963.0	$874.6	$878.6	$925.5	$840.1	$828.1	$836.7
Perceptive Software	29.5	44.0	40.6	41.9	44.2	58.6	53.8
Total Revenue	992.5	918.6	919.2	967.4	884.3	886.7	890.5
Operating income:
ISS	178.0	160.0	115.6	130.3	156.5	256.9	151.8
Perceptive Software	(15.9)	(15.3)	(21.5)	(19.5)	(22.8)	(17.7)	(18.4)
All Other	(72.7)	(84.5)	(81.8)	(85.6)	(79.7)	(111.9)	(81.1)
Total Operating income	$89.4	$60.2	$12.3	$25.2	$54.0	$127.3	$52.3

* The sum of the quarterly data may not equal annual amounts due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

QUARTERLY – AS ADJUSTED FOR ACCOUNTING CHANGE

(In Millions, Unaudited)

	2012				2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter

Revenue:
ISS	$963.0	$874.6	$878.6	$925.5	$840.1	$828.1	$836.7
Perceptive Software	29.5	44.0	40.6	41.9	44.2	58.6	53.8
Total Revenue	992.5	918.6	919.2	967.4	884.3	886.7	890.5
Operating income:
ISS	182.3	164.2	119.8	134.6	161.5	261.9	156.8
Perceptive Software	(15.9)	(15.2)	(21.5)	(19.5)	(22.6)	(17.6)	(18.3)
All Other	(71.0)	(82.7)	(129.1)	(54.5)	(76.6)	(108.7)	(77.9)
Total Operating income	$95.4	$66.3	$(30.8)	$60.6	$62.3	$135.6	$60.6

* The sum of the quarterly data may not equal annual amounts due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the nine months ended September 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$2,505	$–	$2,505	$2,505	$–	$2,505
Perceptive Software (1)	157	11	167	157	11	167
Total Revenue	$2,661	$11	$2,672	$2,661	$11	$2,672

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$565	$(76)	$489	$580	$(76)	$504
Perceptive Software (3)	(59)	55	(4)	(58)	55	(3)
All Other (4)	(273)	53	(220)	(263)	53	(210)
Total Operating income	$234	$32	$266	$259	$32	$291

* Totals may not foot due to rounding.

(1)	Adjustments in the Perceptive Software segment include $11 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $(99) million of acquisition and divestiture-related adjustments and $23 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $51 million of acquisition-related adjustments and $4 million of restructuring and related-charges.
(4)	Adjustments in All Other include $40 million of acquisition-related adjustments and $13 million of restructuring and related-charges.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the nine months ended September 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$152	$26	$179	$168	$30	$197
Earnings Per Diluted Share (7)(8)	$2.37	$0.42	$2.78	$2.61	$0.46	$3.07

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $(6) million, restructuring-related charges of $30 million and loss on extinguishment of debt of $2 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $(6) million, restructuring-related charges of $34 million and loss on extinguishment of debt of $2 million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $(0.09), restructuring-related charges of $0.47 and loss on extinguishment of debt of $0.04.
(8)	Adjustments include tax-effected acquisition-related adjustments of $(0.10), restructuring-related charges of $0.52 and loss on extinguishment of debt of $0.04.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the year ended December 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$3,642	$–	$3,642	$3,642	$–	$3,642
Perceptive Software (1)	156	5	162	156	5	162
Total Revenue	$3,798	$5	$3,803	$3,798	$5	$3,803

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$584	$93	$677	$601	$93	$694
Perceptive Software (3)	(72)	47	(25)	(72)	47	(25)
All Other (4)	(325)	47	(278)	(337)	69	(269)
Total Operating income	$187	$188	$375	$192	$210	$401

* Totals may not foot due to rounding.

(1)	Adjustments in the Perceptive Software segment include $5 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $1 million of acquisition and divestiture-related adjustments and $92 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $46 million of acquisition-related adjustments and $1 million of restructuring-related charges.
(4)	Adjustments in All Other include $19 million of acquisition-related adjustments, $28 million of restructuring and related-charges, and a mark-to-market pension and OPEB net loss of $22 million.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the year ended December 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$106	$139	$244	$108	$155	$263
Earnings Per Diluted Share (7)(8)	$1.53	$1.99	$3.51	$1.55	$2.23	$3.78

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $49 million and restructuring-related charges of $90 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $49 million, restructuring-related charges of $90 million, and a mark-to-market pension and OPEB net loss of $16 million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.70 and restructuring-related charges of $1.29.
(8)	Adjustments include tax-effected acquisition-related adjustments of $0.70, restructuring-related charges of $1.30, and a mark-to-market pension and OPEB net loss of $0.23.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the year ended December 31, 2011

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$4,078	$–	$4,078	$4,078	$–	$4,078
Perceptive Software (1)	95	5	100	95	5	100
Total Revenue	$4,173	$5	$4,178	$4,173	$5	$4,178

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$765	$17	$782	$779	$17	$796
Perceptive Software (3)	(30)	26	(4)	(30)	26	(4)
All Other (4)	(292)	17	(275)	(382)	112	(271)
Total Operating income	$443	$59	$502	$368	$154	$522

* Totals may not foot due to rounding.

(1)	Adjustments in the Perceptive Software segment include $5 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $17 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $26 million of acquisition-related adjustments.
(4)	Adjustments in All Other include $3 million of acquisition-related adjustments, $14 million of restructuring and related-charges, and a mark-to-market pension and OPEB net loss of $95 million.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

NET EARNINGS AND EARNINGS PER SHARE

For the year ended December 31, 2011

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$321	$46	$367	$275	$107	$382
Earnings Per Diluted Share (7)(8)	$4.12	$0.59	$4.71	$3.53	$1.37	$4.90

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $23 million and restructuring-related charges of $23 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $20 million, restructuring-related charges of $21 million, and a mark-to-market pension and OPEB net loss of $66 million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.29 and restructuring-related charges of $0.30.
(8)	Adjustments include tax-effected acquisition-related adjustments of $0.26, restructuring-related charges of $0.27, and a mark-to-market pension and OPEB net loss of $0.84.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended March 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$963	$–	$963	$963	$–	$963
Perceptive Software	30	–	30	30	–	30
Total Revenue	$992	$–	$993	$992	$–	$993

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (1)	$178	$10	$188	$182	$10	$192
Perceptive Software (2)	(16)	8	(8)	(16)	8	(8)
All Other (3)	(73)	2	(71)	(71)	2	(69)
Total Operating income	$89	$20	$109	$95	$20	$115

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the ISS segment include $10 million of restructuring and related-charges.
(2)	Adjustments in the Perceptive Software segment include $8 million of acquisition-related adjustments.
(3)	Adjustments in All Other include $2 million of acquisition-related adjustments.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended March 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (4)(5)	$61	$15	$76	$65	$16	$80
Earnings Per Diluted Share (6)(7)	$0.84	$0.21	$1.05	$0.89	$0.22	$1.11

(4)	Adjustments previously reported include tax-effected acquisition-related adjustments of $7 million and restructuring-related charges of $8 million.
(5)	Adjustments include tax-effected acquisition-related adjustments of $8 million and restructuring-related charges of $8 million.
(6)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.10 and restructuring-related charges of $0.11.
(7)	Adjustments include tax-effected acquisition-related adjustments of $0.11 and restructuring-related charges of $0.11.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended June 30, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$875	$–	$875	$875	$–	$875
Perceptive Software (1)	44	2	46	44	2	46
Total Revenue	$919	$2	$921	$919	$2	$921

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$160	$5	$165	$164	$5	$169
Perceptive Software (3)	(15)	13	(2)	(15)	13	(2)
All Other (4)	(85)	15	(70)	(83)	15	(68)
Total Operating income	$60	$33	$93	$66	$33	$99

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $2 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $5 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $13 million of acquisition-related adjustments.
(4)	Adjustments in All Other include $10 million of acquisition-related adjustments and $5 million of restructuring and related-charges.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended June 30, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$39	$24	$64	$43	$25	$68
Earnings Per Diluted Share (7)(8)	$0.55	$0.34	$0.89	$0.60	$0.35	$0.96

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $17 million and restructuring-related charges of $7 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $18 million and restructuring-related charges of $7 million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.24 and restructuring-related charges of $0.10.
(8)	Adjustments include tax-effected acquisition-related adjustments of $0.25 and restructuring-related charges of $0.10.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended September 30, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$879	$–	$879	$879	$–	$879
Perceptive Software (1)	41	2	43	41	2	43
Total Revenue	$919	$2	$921	$919	$2	$921

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$116	$57	$173	$120	$57	$177
Perceptive Software (3)	(21)	13	(8)	(22)	13	(8)
All Other (4)	(82)	16	(66)	(129)	66	(64)
Total Operating income	$12	$86	$99	$(31)	$136	$105

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $2 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $57 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $13 million of acquisition-related adjustments.
(4)

Adjustments in All Other include $4 million of acquisition-related adjustments, $12 million of restructuring and related-charges, and a mark-to-market net loss of $50 million, triggered by an interim pension and OPEB plan remeasurement.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended September 30, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$–	$65	$65	$(26)	$96	$70
Earnings Per Diluted Share (7)(8)	$0.00	$0.94	$0.94	$(0.38)	$1.39	$1.01

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $13 million and restructuring-related charges of $52 million.
(6)

Adjustments include tax-effected acquisition-related adjustments of $12 million, restructuring-related charges of $49 million, and a mark-to-market net loss of $35 million, triggered by an interim pension and OPEB plan remeasurement.

(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.19 and restructuring-related charges of $0.75.
(8)

Adjustments include tax-effected acquisition-related adjustments of $0.18, restructuring-related charges of $0.70, and a mark-to-market net loss of $0.51, triggered by an interim pension and OPEB plan remeasurement.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended December 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$925	$–	$925	$925	$–	$925
Perceptive Software (1)	42	1	43	42	1	43
Total Revenue	$967	$1	$968	$967	$1	$968

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$130	$22	$152	$135	$22	$156
Perceptive Software (3)	(20)	13	(7)	(20)	13	(7)
All Other (4)	(86)	15	(71)	(55)	(13)	(68)
Total Operating income	$25	$49	$74	$61	$21	$82

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $1 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $22 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $12 million of acquisition-related adjustments and $1 million of restructuring-related charges.
(4)	Adjustments in All Other include $4 million of acquisition-related adjustments, $11 million of restructuring and related-charges, and a mark-to-market pension and OPEB net gain of $(28) million.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended December 31, 2012

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$6	$34	$40	$26	$18	$45
Earnings Per Diluted Share (7)(8)	$0.10	$0.52	$0.61	$0.40	$0.28	$0.68

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $11 million and restructuring-related charges of $23 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $14 million, restructuring-related charges of $28 million, and a mark-to-market pension and OPEB net gain of $(24) million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.17 and restructuring-related charges of $0.35.
(8)	Adjustments include tax-effected acquisition-related adjustments of $0.21, restructuring-related charges of $0.44, and a mark-to-market pension and OPEB net gain of $(0.37).

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended March 31, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$840	$–	$840	$840	$–	$840
Perceptive Software (1)	44	2	46	44	2	46
Total Revenue	$884	$2	$886	$884	$2	$886

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$157	$6	$163	$162	$6	$168
Perceptive Software (3)	(23)	15	(8)	(23)	15	(7)
All Other (4)	(80)	5	(75)	(77)	5	(71)
Total Operating income	$54	$27	$81	$62	$27	$89

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $2 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $6 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $15 million of acquisition-related adjustments.
(4)	Adjustments in All Other include $2 million of acquisition-related adjustments and $3 million of restructuring and related-charges.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended March 31, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$35	$22	$57	$40	$23	$63
Earnings Per Diluted Share (7)(8)	$0.54	$0.34	$0.88	$0.62	$0.36	$0.98

(5)	Adjustments previously reported include tax-effected acquisition-related adjustments of $13 million, restructuring-related charges of $7 million and loss on extinguishment of debt of $2 million.
(6)	Adjustments include tax-effected acquisition-related adjustments of $14 million, restructuring-related charges of $7 million and loss on extinguishment of debt of $2 million.
(7)	Adjustments previously reported include tax-effected acquisition-related adjustments of $0.20, restructuring-related charges of $0.10 and loss on extinguishment of debt of $0.04.
(8)	Adjustments include tax-effected acquisition-related adjustments of $0.21, restructuring-related charges of $0.11 and loss on extinguishment of debt of $0.04.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended June 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$828	$–	$828	$828	$–	$828
Perceptive Software (1)	59	3	62	59	3	62
Total Revenue	$887	$3	$890	$887	$3	$890

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$257	$(96)	$161	$262	$(96)	$166
Perceptive Software (3)	(18)	20	2	(18)	20	3
All Other (4)	(112)	38	(74)	(109)	38	(71)
Total Operating income	$127	$(38)	$89	$136	$(38)	$98

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $3 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $(101) million of acquisition and divestiture-related adjustments and $5 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $16 million of acquisition-related adjustments and $4 million of restructuring and related-charges.
(4)	Adjustments in All Other include $33 million of acquisition-related adjustments and $5 million of restructuring and related-charges.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended June 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$89	$(28)	$61	$94	$(26)	$68
Earnings Per Diluted Share (7)(8)	$1.39	$(0.44)	$0.95	$1.47	$(0.41)	$1.06

(5)	Adjustments previously reported include tax-effected acquisition and divestiture-related adjustments of $(38) million and restructuring-related charges of $10 million.
(6)	Adjustments include tax-effected acquisition and divestiture-related adjustments of $(36) million and restructuring-related charges of $10 million.
(7)	Adjustments previously reported include tax-effected acquisition and divestiture-related adjustments of $(0.59) and restructuring-related charges of $0.15.
(8)	Adjustments include tax-effected acquisition and divestiture-related adjustments of $(0.55) and restructuring-related charges of $0.14.

* Totals may not foot due to rounding.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT OPERATING INCOME

GAAP TO NON-GAAP BRIDGE

For the three months ended September 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Revenue:
ISS	$837	$–	$837	$837	$–	$837
Perceptive Software (1)	54	5	59	54	5	59
Total Revenue	$890	$5	$896	$890	$5	$896

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Operating income:
ISS (2)	$152	$14	$166	$157	$14	$171
Perceptive Software (3)	(18)	19	1	(18)	19	1
All Other (4)	(81)	10	(71)	(78)	10	(68)
Total Operating income	$52	$43	$95	$61	$43	$104

* Totals and the sum of the quarterly data may not equal annual amounts due to rounding.

(1)	Adjustments in the Perceptive Software segment include $5 million of acquisition-related adjustments.
(2)	Adjustments in the ISS segment include $2 million of acquisition-related adjustments and $12 million of restructuring and related-charges.
(3)	Adjustments in the Perceptive Software segment include $19 million of acquisition-related adjustments.
(4)	Adjustments in All Other include $4 million of acquisition-related adjustments and $6 million of restructuring and related-charges.

LEXMARK INTERNATIONAL, INC. AND SUBSIDIARIES

NET EARNINGS AND EARNINGS PER SHARE

GAAP TO NON-GAAP BRIDGE

For the three months ended September 30, 2013

(In Millions, Unaudited)

	As Previously Reported
	GAAP	Non-GAAP Adjustments	Non-GAAP	GAAP as Adjusted for Accounting Change	Non-GAAP Adjustments	Non-GAAP
Net Earnings (5)(6)	$29	$32	$61	$34	$33	$66
Earnings Per Diluted Share (7)(8)	$0.45	$0.50	$0.95	$0.53	$0.51	$1.04

(5)	Adjustments previously reported include tax-effected acquisition and divestiture-related adjustments of $19 million and restructuring-related charges of $13 million.
(6)	Adjustments include tax-effected acquisition and divestiture-related adjustments of $19 million and restructuring-related charges of $14 million.
(7)	Adjustments previously reported include tax-effected acquisition and divestiture-related adjustments of $0.29 and restructuring-related charges of $0.21.
(8)	Adjustments include tax-effected acquisition and divestiture-related adjustments of $0.30 and restructuring-related charges of $0.21.

* Totals may not foot due to rounding.

Appendix 1

Note: The accompanying financial schedules to this press release include presentation of adjusted segment and corporate revenue, gross profit, operating expense and operating income, as well as adjusted corporate net earnings and diluted earnings per share, which are neither required by nor presented in accordance with GAAP. Management believes that presenting non-GAAP measures is useful because they enhance investors’ understanding of how management assesses the performance of Lexmark’s businesses. Management uses non-GAAP measures for budgeting purposes, measuring actual results to budgeted projections, allocating resources, and in certain circumstances for employee incentive compensation. However, these non-GAAP measures should not be considered an alternative to financial measures determined in accordance with GAAP. Any presented non-GAAP measures include reconciliation to the most directly comparable measures presented in accordance with GAAP.